SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 2)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:            June 2, 1998
                      ----------------------------------------------------------

Date of earliest event reported:                 MAY 20, 1998
                                ------------------------------------------------


                              WEINER'S STORES, INC.
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               (Exact Name of Registrant as Specified in Charter)


DELAWARE                               0-23671                76-0355003
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(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
of Incorporation)                                        Identification No.)


                    6005 WESTVIEW DRIVE, HOUSTON, TEXAS 77055
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              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code        (713) 688-1331
                                                   -----------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ---------------------------------------------

         On May 20, 1998, Weiner's Stores, Inc., a Delaware corporation (the "Company"), dismissed the accounting firm of Deloitte & Touche LLP, which had previously been engaged as the Company's independent auditor to audit the Company's financial statements. Deloitte & Touche LLP's reports on the Company's balance sheets as of January 31, 1998 and January 25, 1997, and the related statements of operations, changes in stockholders' equity (deficiency) and cash flows for the twenty-three weeks ended January 31, 1998, the thirty weeks ended August 25, 1997, and the years ended January 25, 1997 and January 27, 1996 did not contain any adverse opinion or disclaimer of opinion, and such reports were not modified or qualified as to uncertainty, audit scope or accounting principles, except that Deloitte & Touche LLP's reports on the Company's financial condition for the fiscal years ended January 25, 1997 and January 27, 1996 contained a going concern qualification. Furthermore, during the aforementioned periods and the interim period through May 20, 1998, the Company had no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report(s).

         On May 20, 1998, the Company retained the accounting firm of Ernst & Young LLP as its new independent auditor to audit the Company's financial statements for fiscal year 1998 ending January 30, 1999.

         The decision to change accounting firms was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors, and is subject to ratification by the Company's stockholders at the Company's Annual Meeting of Stockholders scheduled to be held on June 25, 1998.

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

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------

         (c)      Exhibits.


     Exhibit number         Description
     --------------         -----------

          16.1 Letter from Deloitte & Touche LLP, dated June 2, 1998, to the Securities and Exchange Commission




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

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Weiner's Stores, Inc.


                                          By: /s/ Raymond J. Miller
                                                  ------------------------------
                                                  Raymond J. Miller
                                                  Vice President and Chief
                                                  Financial Officer



Dated:  June 2, 1998

                                  EXHIBIT INDEX


     Exhibit number         Description
     --------------         -----------

          16.1 Letter, dated June 2, 1998, from Deloitte & Touche LLP to the Securities and Exchange Commission



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